Exhibit 10.31

Convention de transfert du contrat de travail

ENTRE

Iron Mountain BPM, une société privée à responsabilité limitée de droit belge, dont le siège social est établi avenue des Arts 20, 5è étage, à 1000 Bruxelles, inscrite au registre des personnes morales sous le numéro 0821 393 723, ici représentée par Monsieur Ernest Cloutier, en sa qualité de officier,

ci-après dénommée « IM BPM»;

ET

Iron Mountain BPM International, une société à responsabilité de droit du L-1882 Luxembourg, Luxembourg, dont le siège social est établi 5, rue Guillaume Kroll, à L-1882 Luxembourg, Grand Duché de Luxembourg,  inscrite au R.C.S. du Luxembourg sous le numéro B 149.917, ici représentée par Monsieur Ernest Cloutier, en sa qualité de officier,

ci-après dénommée “ IM BPM International”;

ET

Monsieur Marc Duale, domicilié à Kowloon, Austin Road West 1, Hong Kong,

ci-après dénommé “Monsieur Duale”.

IM BPM, IM BPM International et Mr Duale sont ci-après collectivement dénommés  les “Parties” .

CONSIDERANT QUE

Monsieur Duale est entré au service du groupe Iron Mountain le 8 mai 2006 en qualité de Président de Iron Mountain Europe, dans le cadre d’un contrat de travail conclu le 3 mai 2006 entre Monsieur Duale et la société Iron Mountain UK Ltd.

Le 16 septembre 2008, Monsieur Duale a été nommé à la fonction de Président Iron Mountain International.

Agreement on the transfer of the employment contract

BETWEEN

Iron Mountain BPM, a private limited liability company incorporated under the laws of Belgium, with registered offices at avenue des Arts 20, 5th floor, 1000 Brussels, registered with Registry of legal entities  under number 0821 393 723, hereby represented by Mr. Ernest Cloutier, in his capacity of officer;

hereafter referred to as  “ IM BPM” ;

AND

Iron Moutain BPM International, a private limited liability company incorporated under the law of the Grand Duchy of Luxembourg, with registered offices at 5, rue Guillaume Kroll ,L-1882 Luxembourg,  Grand Duchy of Luxembourg, registered at the R.C.S. in Luxembourg under number B 149.917, hereby represented by Mr. Ernest Cloutier, in his capacity of officer ,

hereafter referred to as “IM BPM International” ;

AND

Mr. Marc Duale, domiciled at Kowloon, Austin Road West 1, Hong Kong;

hereafter referred to as “ Mr. Duale ”.

IM BPM, IM BPM International and Mr Duale are hereafter collectively referred to as the “Parties” .

WHEREAS

Mr. Duale entered into the service of the Iron Mountain Group on 8 May 2006 as President of Iron Mountain Europe,  pursuant to an employment contract concluded on 3 May 2006 with Iron Mountain UK Ltd.

On 16 September 2008, Mr. Duale was appointed as President of Iron Mountain International.

En date du 15 juin 2009, Monsieur Duale a conclu un contrat de travail avec la société Iron Mountain Belgium SA, remplaçant le contrat de travail conclu avec Iron Mountain UK Ltd en date du 3 mai 2006.

A cette même date, Monsieur Duale a été détaché à Hong Kong, pour le compte de Iron Mountain Belgium SA, selon des  modalités déterminées dans le contrat de travail signé avec la société Iron Mountain Belgium SA en date du 18 décembre 2009 (ci-après le “Contrat de Travail”).

Consécutivement à la constitution de IM BPM en date du 10 décembre 2009, le Contrat de Travail de Monsieur Duale a été transféré  à IM BPM, laquelle a maintenu le détachement de Monsieur Duale à Hong Kong .

Les Parties se sont rencontrées et ont convenu ce qui suit:

IL A ETE CONVENU CE QUI SUIT

Article 1

Les Parties conviennent que, à compter du 1er janvier 2011, le Contrat de Travail est transféré à IM BPM International et qu’à cette date Monsieur Duale deviendra un employé de IM BPM International.

A cette occasion l’ensemble des conditions d’emploi applicables au moment du transfert resteront d’application, sous réserve des modifications expressément prévues dans l’ article 2 ci-dessous.

A dater du 1er janvier 2011, Monsieur Duale ne fera plus partie du personnel de IM BPM.

Article 2

A dater de l’entrée en vigueur de la présente convention, les modifications suivantes sont apportées au Contrat de Travail:

Toutes les références à “Iron Mountain Belgium NV” contenue dans la Contrat de Travail sont remplacées par “Iron Mountain BPM Internationall”.

Dans l’article 2 § 1 du Contrat de Travail, les mots “and paid in 13,92 instalments” sont supprimés.

Dans l’article 5 du Contrat de Travail, le mot “Belgian” est remplacé par le mot “Luxembourg”.

Dans l’article 8 §1 du Contrat de Travail, les termes “the Act of July 3rd, 1978” sont remplacés par les mots “Part I, title II, chapter IV of the Luxembourg labour code”.

On 15 June 2009, Mr. Duale entered into an employment contract with Iron Mountain Belgium SA, replacing the employment contract concluded on 3 May 2006 with Iron Mountain UK Ltd.

At the same date, Mr. Duale was seconded to Hong-Kong for the benefit of Iron Mountain Belgium SA, under the conditions as set forth in the employment contract concluded with Iron Mountain Belgium SA on 18 December 2009 (hereafter referred to as the “Employment Contract”).

Further to the incorporation of IM BPM on 10 December 2009, the Employment Contract of Mr. Duale was transferred to IM BPM which has maintained Mr. Duale’s secondment to Hong-Kong.

The Parties have met and have agreed as follows:

IT HAS BEEN AGREED AS FOLLOWS

Article 1

The Parties agree that as from 1st January 2011, the Employment Contract will be transferred to IM BPM International and that, as from said date, Mr. Duale will become an employee of IM BPM International.

On this occasion, all the terms and conditions of employment existing at the time of transfer will remain applicable, subject to the modifications expressly set forth in article 2 below.

As from 1st January 2011, Mr. Duale will no longer be a member of the personnel of IM BPM.

Article 2

As from the entry into force of this agreement, the Employment Contract is modified as follows:

All references to “Iron Mountain Belgium NV” in the Employment Contract are replaced by “Iron Mountain BPM Internationall”.

In article 2 §1 of the Employment Contract, the words “and paid in 13,92 instalments” are deleted.

In article 5 of the Employment Contract, the word “Belgian” is replaced the word “Luxembourg”.

In article 8 §1 of the Employment Contract, the words “the Act of July 3rd, 1978” are replaced by the words “Part I, title II, chapter IV of the Luxembourg labour code”.

Dans l’article 8 §2 du Contrat de travail, les mots  “Pursuant to S 82 §5 of the aforementioned Act” sont supprimés.

Dans l’article 11 §2 du Contrat de Travail, les mots “the Data Protection Act” sont remplacés par les mots “the laws of the country where the checks are carried out”.

Dans l’article 17 du Contrat de Travail, le chiffre “37,5” est remplacé par le chiffre “40” et  la référence à “5.30 p.m.” est remplacée par  “6.00 p.m.”.

Dans l’article 19 du Contrat de Travail, le mot “Belgian” est remplacé par le mot “Luxembourg” et les mots “inside the Joint labour Committee n°218” sont remplacés par les mots “at sector level”.

Dans l’article 21 du Contrat de Travail, les mots “reasonable notice and” sont remplacés par les mots “notice pursuant to the legal requirements as the case may be and/or”

Dans l’article 22 du Contrat de Travail, les mots “Belgium” et “Brussels” sont remplacés par le mot “Luxembourg”.

Article 3

La présente convention remplace tout accord verbal ou écrit qui serait préalablement conclu entre les Parties a propos du transfert de Monsieur Duale auprès de IM BPM International.

La présente convention est régie par le droit luxembourgeois.

Tout litige relatif à l’interprétation et/ou l’exécution de la présente convention sera de la compétence exclusive des tribunaux luxembourgeois .

Fait le 31 Decembre 2010 en deux originaux, chaque Partie reconnaissant avoir reçu le sien, dûment signé par les autres Parties.

In article 8 §2 of the Employment Contract, the words  “Pursuant to S. 82 §5 of the aforementioned Act” are deleted.

In article 11 §2 of the Employment Contract, the words “the Data Protection Act” are replaced by the words “the laws of the country where the checks are carried out”.

In article 17 of the Employment Contract, the figure “37,5” is replaced by the figure “40” and the reference to “5.30 p.m.” is replaced by “6.00 pm”.

In article 19 of the Employment Contract, the word “Belgian” is replaced by the word “Luxembourg” and the words “inside the Joint labour Committee n°218” are replaced by the words “at sector level”.

In article 21 of the Employment Contract, the words “reasonable notice and” are replaced by the words “notice pursuant to the legal requirements as the case may be and/or”

In article 22 of the Employment Contract, the words “Belgium” and “Brussels” are replaced by the word “Luxembourg”.

Article 3

This agreement replaces and supersedes any pre-existing verbal or written arrangement between the Parties concerning the transfer of Mr Duale to IM BPM International .

This agreement is governed by Luxembourg law.

Luxembourg courts shall have exclusive jurisdiction over any dispute relating to the interpretation and/or the performance of this agreement.

Signed on December 31, 2010, in two original counterparts, each Party acknowledging having received a copy, duly signed by the other Parties.

	read and approved		read and approved

Pour IM BPM	Monsieur Duale (*)	For IM BPM	Mr. Duale (*)

read and approved		read and approved

/s/ Ernest Cloutier	/s/ Marc Duale	/s/ Ernest Cloutier	/s/ Marc Duale
Ernest Cloutier		Ernest Cloutier

Pour IM BPM International		For IM BPM International

read and approved		read and approved

/s/ Ernest Cloutier		/s/ Ernest Cloutier
Ernest Cloutier		Ernest Cloutier

(*) Veuillez faire précéder la signature de la mention manuscrite “lu et approuvé” et parapher chacune des pages précédentes.	(*) The signature should be preceded by the handwritten words « read and approved » and each page should also initialed.